Fulton Financial Corporation

Investor Presentation

December 2007

Forward-Looking Statement

The following presentation may contain forward-looking statements about
Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the
Corporation’s products and services.

Presentation Outline

Corporate Overview

Growth Initiatives

Challenges

Financial Performance

Fulton Financial Profile

Regional financial holding company
(formed in 1982)

11 community banks and 3 financial
services affiliates in 5 states

267 community banking offices

Asset size:  $15.4 billion

Market capitalization:   $2.1 billion

25 consecutive years of record earnings

34 consecutive years of dividend increases

9.8% compounded annual growth rate in
dividends per share

8.5% compounded annual growth rate in
earnings per share (last 5 years = 7.0%)

25 bank acquisitions

What have we accomplished?

10-year Dividend History

0.2423

0.2672

0.3280

0.3662

0.4524

0.4932

0.5400

0.5810

0.2942

0.4050

0.5975

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

Quarterly Cash Dividend

15 cents

Dividend yield:
approximately 4.7%

Capital (9/30/07)

Total Capital (GAAP):

Total Regulatory Capital:

Ratios (estimated):

Total Risk-Based Capital

Tier 1 Risk-Based Capital

Leverage Capital

$1.55 billion

$1.42 billion

12.30%

  9.60%

  7.60%

Stock Repurchase

April 2007: Announced 1 million
share buyback through 12/31/07.

Long history of repurchasing our
shares

Key Organic Growth Markets

Virginia Organic Growth Initiatives

Resource Bank to become division of
Fulton Bank

Transition from a nationwide
mortgage lender into a strong
community bank

Core funding and lending activities

Open new branches in strongest
eastern Virginia markets

Utilize Fulton critical mass

FFC Affiliates in Affluent Markets*

*Source: Bancology Vol. 24, September 2007

County

National

Ranking

Ranking in

State

Median HH

Ranking

FFC Affiliate

Hunterdon, NJ

#2

#1

$95,981

Skylands Bank

Loudoun, VA

#3

#1

$93,034

Resource Bank

Fairfax, VA

#4

#2

$91,851

Resource Bank

Morris, NJ

#6

#2

$90,417

Skylands Bank

Somerset, NJ

#7

#3

$90,411

Skylands Bank

Howard, MD

#9

#1

$86,370

Columbia Bank

Serving PA’s Strongest Markets*

*Source: SNL, Median HH Income, 2006 data

County

Rank

Projected

Change

2006 - 2011

Median

HH Income

2006

Projected HH

Income Change

2006 - 2011

Chester, PA

1

  9.63%

   $83,001

  25.46%

Montgomery, PA

2

3.05

77,383

23.86

Bucks, PA

3

4.06

76,234

23.89

Delaware, PA

4

0.17

63,220

20.68

Cumberland, PA

5

4.37

58,384

18.62

Northampton, PA

6

8.45

56,249

18.97

Lancaster, PA

8

4.62

55,546

17.63

York, PA

9

6.18

55,118

17.39

Lehigh, PA

10

5.46

55,107

19.86

Berks, PA

11

5.62

55,089

17.50

Average

4.66

61,370

19.82

Average of all other (57)

1.20

42,366

16.64

Q3/07

Tough quarter - $16.0 million charge
related to Resource Mortgage

Reported EPS of .19 cents

Good commercial loan growth: 12%
annualized

Asset quality good

Cash Management fees strong

Reviewing Resource Mortgage records

Higher funding costs due to CD growth

Loan loss provision increased

Components of $16 Million Charge

9.9 million

3.6 million

2.2 million

– potential borrower

   misrepresentation

– added to existing reserves
(valuations)

– new and existing
outstanding repurchase
requests

Resource Mortgage Review

The law firm of Wachtell, Lipton, Rosen & Katz was
hired to review loans originated by Resource
Mortgage

Wachtell hired Promontory Financial Group LLC to
assist in the review

Their review has been completed

Review focused on loans originated from January 1,
2005 through October 2007

Goal was to determine if there were additional
potentially material occurrences of misrepresentation
of borrower information

Resource Mortgage Review (Continued)

Review involved sampling and analyzing loan data,
document examination, and interviews

Sampling criteria: identifying loans with high loan to
value ratios, borrowers with low credit scores,
limited documentation, other “high-risk” criteria, and
certain previously identified loans

KPMG reviewed work-papers and sampling
methodology

Based on the results of the review, no changes were
required in the corporation’s consolidated financial
statements for the 3rd quarter

Continued Challenges

Loan loss provision returning to
more normal levels

Sluggish consumer sector

Resource Mortgage issues

Greater reliance on wholesale
funding / margin pressure

Consolidation, Standardization
and Centralization

Benefits of Consolidation

15 banking affiliates reduced to 11 in
seven months

Marketing and branding efficiencies

Leverage brand over wider market

Larger affiliate provides strong
leadership and management expertise

Business model intact

Fewer affiliates, faster standardization

Expense Reduction

Product standardization that
simplifies customer choices

Departmental centralization

Workforce management savings

Employee benefit plan consistency

Ongoing review of expenses

Customer Satisfaction

*Retail:

90% extremely/very satisfied

Commercial:

90% extremely/very satisfied

Fulton Financial Advisors:

80+% very satisfied/satisfied

Fulton Mortgage Company:

99% of expectations met/exceeded

98% would recommend FMC to others

*Compared to national average of 62%

  Source: American Banker/Gallup Consumer Survey

Market Opportunities

In market M&A = opportunity to grow
households faster

Leverage our high customer
satisfaction

Increased targeted advertising and
promotion

“Local” = perceived value

Customer retention is a key strength

41 relationships with commitments to lend

            of $20 million or more

Maximum individual commitment of
$33 million

Average commercial lending relationship size is
$401,728

Loans and corresponding relationships are within
Fulton’s geographic market area

Summary of Larger Loans

Loan Diversification (9/30/07)

21%

13%

5%

31%

30%

Commercial

Commercial

Mortgage

Res Mtg and

Home Equity

Construction

Consumer and

other

Commercial Loan Concentration
By Industry (as of 9/30/07)

Industry

%

Construction

27.4

RE - Investor - Owned

22.2

Services

13.9

Manufacturing

7.3

Retail

6.1

Health Care

5.7

Agriculture

4.9

Wholesale

4.2

Other

3.1

Financial Services

2.1

Arts and Entertainment

1.9

Transportation

1.2

100.0

Credit Ratings

Moody’s Investor Services

Short-term rating       P-1

Long-term rating

             Issuer                                           A-2

            Lead Bank Deposits  A-1

Outlook                               Stable

Fitch Ratings

Short-term rating    F-1

Long-term rating     A-

Outlook                              Stable

Standard & Poors

Credit Rating                            BBB+

Outlook                              Stable

Dominion Bond Rating Service

Credit rating                                A

Outlook                               Stable

Financial Performance

Quarter Ended September 30, 2007

$33.6 million

$  0.19

$  0.150

0.88%

8.67%

15.76%

Net income

(30.6% decrease from 2006)

Net income per share

(32.1% decrease from 2006)

Cash dividends per share

(1.7% increase over 2006)

Return on assets

Return on equity

Return on tangible equity

International Bancshares Corporation

Old National Bancorp

South Financial Group, Inc.

Susquehanna Bancshares, Inc.

TCF Financial Corporation

Trustmark Corporation

UMB Financial Corporation

United Bankshares, Inc.

Valley National Bancorp

Whitney Holding Corporation

Wilmington Trust Corporation

Peer Group

Associated Banc-Corp

BancorpSouth, Inc.

Bank of Hawaii Corporation

BOK Financial Corporation

Citizens Banking Corporation

City National Corporation

Colonial BancGroup, Inc.

Commerce Bancshares, Inc.

Cullen/Frost Bankers, Inc.

First Citizens BancShares, Inc.

First Midwest Bancorp, Inc.

First Merit Corporation

Income Statement Summary
(September Year to Date)

2007

2006

$

%

Net Interest Income

365,090

$

363,820

$

1,270

$

0%

Loan Loss Provision

(8,260)

(2,430)

(5,830)

240%

Other Income

110,530

104,000

6,530

6%

Securities Gains

2,280

5,520

(3,240)

-59%

Other Expenses

(307,010)

(271,240)

(35,770)

13%

Income Taxes

(48,090)

(60,750)

12,660

-21%

Net Income

114,540

$

138,920

$

(24,380)

$

-18%

Earnings Per Share

$0.66

$0.80

-$0.14

-18%

(dollars in thousands)

Income Statement Summary
(linked quarter)

3rd Qtr

2nd Qtr

$

%

Net Interest Income

122,410

$

120,910

$

1,500

$

1%

Loan Loss Provision

(4,610)

(2,700)

(1,910)

71%

Other Income

36,870

36,380

490

1%

Securities Gains

(130)

630

(760)

N/M

Other Expenses

(107,990)

(98,110)

(9,880)

10%

Income Taxes

(12,980)

(17,260)

4,280

-25%

Net Income

33,570

$

39,850

$

(6,280)

$

-16%

Earnings Per Share

$0.19

$0.23

-$0.04

-17%

(dollars in thousands)

Average Loans
(September Year to Date)

2007

2006

$

%

(dollars in millions)

Commercial

3,160

$

2,780

$

380

$

14%

Comm'l Mort

3,310

3,030

280

9%

Resid Mort

730

620

110

18%

Home Equity

1,440

1,400

40

3%

Construction

1,390

1,320

70

5%

Cons./Other

590

600

(10)

-2%

Total Loans

10,620

$

9,750

$

870

9%

Average Loans
Linked Quarter

3rd Q 07

2nd Q 07

$

%

(dollars in millions)

Commercial

3,280

$

3,170

$

110

$

3%

Comm'l Mort

3,380

3,290

90

3%

Resid Mort

770

720

50

7%

Home Equity

1,450

1,430

20

1%

Construction

1,380

1,380

-

0%

Cons./Other

600

590

10

2%

Total Loans

10,860

$

10,580

$

280

3%

Net Interest Margin
(9/30/07)

3.62

3.46

3.69

3.25

3.50

3.75

4.00

4.25

4.50

4.75

94

95

96

97

98

99

00

01

02

03

04

05

06

9/07

FFC

Peer

Top 50

Net Interest Margin Trend

3.50

3.60

3.70

3.80

3.90

4.00

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Q3 07

Reported

Core

Interest Rate Shocks
(9/30/07)

Rate Change     NII Change (Annual)       % Change

  +300 bp                + $   6.0 million                        +  1.2%

  +200 bp                + $   4.7 million                        +    .9%

  +100 bp           + $   2.9 million                       +    .6%

  - 100 bp                -  $   4.3 million                       -     .8%

  - 200 bp                -  $ 12.6 million                       -   2.4%

  - 300 bp                -  $ 22.6 million                       -   4.4%

6 month cumulative gap – 0.90

Investment Portfolio
(9/30/2007)

ENDING

MODIFIED

BALANCE

DURATION

CREDIT RATING

(000's)

Mortgage-backed securities

1,334.6

$

3.03

AAA

Municipal bonds

496.0

4.04

AAA

Collateralized mortgage obligations

543.6

3.57

AAA

U.S. Treasuries and agencies

261.7

2.01

AAA

Corporate & trust preferred securities

135.9

8.64

Various

Bank stocks

92.3

NA

Not rated

FHLB stock

102.4

NA

AAA

Other investments

21.5

NA

Unrealized gain - bank stock

(12.9)

Unrealized loss-bonds

(26.8)

Total Investments

2,948.3

$

3.47

No collateralized debt obligations (CDOs)

Average Deposits
(Year to Date September)

2007

2006

$

%

(dollars in millions)

Nonint DDA

1,730

$

1,820

$

(90)

$

-5%

Int DDA

1,690

1,680

10

1%

Savings/MMDA

2,280

2,340

(60)

-3%

CD's

4,540

4,040

500

12%

Cash Mgt

630

490

140

29%

Total Deposits

10,870

$

10,370

$

500

$

5%

Average Deposits
Linked Quarter

3rd Q 07

2nd Q 07

$

%

(dollars in millions)

Nonint DDA

1,700

$

1,760

$

(60)

$

-3%

Int DDA

1,730

1,680

50

3%

Savings/MMDA

2,260

2,300

(40)

-2%

CD's

4,630

4,530

100

2%

Cash Mgt

690

630

60

10%

Total Deposits

11,010

$

10,900

$

110

$

1%

Net Charge-Offs To Loans
(9/30/07)

0.07

0.18

0.23

0.00

0.10

0.20

0.30

0.40

0.50

0.60

0.70

0.80

90

91

92

93

94

95

96

97

98

99

00

01

02

03

04

05

06

9/07

FFC

Peer

Top 50

Other Income
(Year to Date September)

2007

2006

$

%

(dollars in thousands)

Invt Mgt & Trust

29,370

$

27,980

$

1,390

$

5%

Overdraft & NSF Fees

15,260

15,120

140

1%

Mort. Sales Gains

12,110

15,440

(3,330)

-22%

Service Charges

9,450

9,970

(520)

-5%

Cash Mgt Fees

8,430

7,390

1,040

14%

Success Card Fees

6,320

5,490

830

15%

Other

29,590

22,610

6,980

31%

Total

110,530

$

104,000

$

6,530

$

6%

Other Income
Linked Quarter

3rd Q 07

2nd Q 07

$

%

(dollars in thousands)

Invt Mgt & Trust

9,290

$

10,270

$

(980)

$

-10%

Overdraft & NSF Fees

5,280

5,210

70

1%

Service Charges

3,150

3,150

-

0%

Cash Mgt Fees

2,870

2,860

10

0%

Mort. Sales Gains

2,530

4,190

(1,660)

-40%

Success Card Fees

2,180

2,220

(40)

-2%

Other

11,570

8,480

3,090

36%

Total

36,870

$

36,380

$

490

$

1%

Efficiency Ratio
(9/30/07)

62.0

59.6

59.3

50.0

52.0

54.0

56.0

58.0

60.0

62.0

64.0

93

94

95

96

97

98

99

00

01

02

03

04

05

06

9/07

FFC

Peer

Top 50

Other Expense
(Year to Date September)

2007

2006

$

%

(dollars in thousands)

Salaries & Benefits

164,350

$

158,370

$

5,980

$

4%

Occupancy & Equip.

40,550

37,650

2,900

8%

Operating Risk Loss

26,460

3,480

22,980

660%

DP/Software/Telecom

19,420

18,570

850

5%

Amortization

6,180

5,880

300

5%

Other Expenses

50,050

47,290

2,760

6%

Total

307,010

$

271,240

$

35,770

$

13%

Other Expense
Linked Quarter

3rd Q 07

2nd Q 07

$

%

(dollars in thousands)

Salaries & Benefits

52,510

$

55,550

$

(3,040)

$

-5%

Occupancy & Equip.

13,250

13,390

(140)

-1%

Operating Risk Loss

16,340

4,200

12,140

289%

DP/Software/Telecom

6,470

6,630

(160)

-2%

Amortization

2,000

2,200

(200)

-9%

Other Expenses

17,420

16,140

1,280

8%

Total

107,990

$

98,110

$

9,880

$

10%

Fulton Financial Corporation

One Penn Square

Lancaster, PA  17602

www.fult.com

47